FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 12, 1998
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




              0-18294             California              94-3087630
              -------             ----------              ----------
           (Registration        (State or Other         (IRS Employer
               File             Jurisdiction of         Identification
              Number)           Incorporation)              Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states


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ITEM 5.       OTHER EVENTS

This letter from Registrant to its Shareholders dated January 12, 1998, filed herewith as Exhibit 20.4 is hereby incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

        20.4  Letter dated January 12, 1998 from Registrant to its Shareholders.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      METRIC INCOME TRUST SERIES, INC.,
                                      a California Corporation


                                      By:     /s/ William A. Finelli
                                              -------------------------
                                              William A. Finelli
                                              Chief Financial Officer


                                      Date:       January 12, 1998
                                              -------------------------